UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [  ]

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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”), which will be held on:

May 22, 2007 at 6:00 p.m.

Salisbury Country Club

13620 Salisbury Road

Midlothian, Virginia, 23113

At the Annual Meeting, you will be asked to (a) elect three directors for a term of three years each; (b) ratify the appointment of the independent registered public accounting firm for the Company for 2007; and (c) transact such other business as may properly come before the Annual Meeting. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy form.

Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed in this mailing. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and Management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

Thomas W. Winfree

President and Chief Executive Officer

Midlothian, Virginia

April 20, 2007

1231 Alverser Drive Midlothian, Virginia 23113 (804) 897-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”) will be held at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia on May 22, 2007 at 6:00 p.m. for the following purposes:

1.	To elect three directors for a term of three years each;

2.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and

3.

To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on April 6, 2007 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Presented by Order of the Board of Directors,

C. Harril Whitehurst, Jr.

Senior Vice President, Chief Financial

Officer, Corporate Secretary

Midlothian, Virginia

April 20, 2007

PROXY STATEMENT OF

VILLAGE BANK AND TRUST FINANCIAL CORP.

This Proxy Statement is furnished to holders of shares of the Company’s common stock, par value $4.00 per share (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held on May 22, 2007 at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia at 6:00 p.m. and any adjournment thereof (the “Annual Meeting”).

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy form will be mailed on or about April 20, 2007 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 6, 2007, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,562,088 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have such discretion, the inability to vote is referred to as a “broker non-vote.” Under the circumstances where the broker is not permitted to exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of nine directors. Three members of the Board of Directors have been nominated for election as directors at the Annual Meeting for a three-year term ending in 2010. Six other directors are serving terms that end in either 2008 or 2009, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, business experience in the past five years and the year each individual was first elected to the Board of Directors of the Company or its predecessor, Village Bank (the “Bank”). Unless otherwise specified, each nominee has held his current position for at least five years.

Nominees for Election as Directors

For Three-Year Terms to Expire in 2010 (Class A)

Craig D. Bell, 49, is a founder of the Bank and has been a director since 1998.  Mr. Bell is Chairman of the Board of Directors of the Company.  He is a partner with the law firm of McGuireWoods LLP, where he is a member of the Business Tax Department and is the head of the State and Local Tax and Tax Litigation Groups.  Mr. Bell is on the Board of Directors of the Community Tax Law Project,

a non-profit provider of pro bono tax assistance to low income families; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee of the Virginia War Museum. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service.

George R. Whittemore, 57, has been a director since 1998. Mr. Whittemore is currently retired. He is a member of the Board of Directors of Supertel Hospitality, Inc. (formerly Humphrey Hospitality Trust, Inc.), a publicly-traded real estate investment trust that owns limited service hotels. He was a consultant to Supertel Hospitality, Inc. from August 2004 to August 2005 and its President from November 2001 to August 2004. Mr. Whittemore served as a Director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage firm, from November 1996 until November 2001. Mr. Whittemore is a director of Prime Group Realty Trust, Inc., a publicly traded real estate investment trust that primarily owns commercial office buildings. He is also a director of Lightstone Value Plus REIT, a non-publicly traded real estate investment trust that owns various types of income producing real estate.

Thomas W. Winfree, age 62, has been a director since 2001.  Mr. Winfree has served as Chief Executive Officer and President of the Company since its inception. He has also served as President and Chief Executive Officer of Village Bank since 2001.  Mr. Winfree has over 37 years of banking experience. He served as President of the Chesterfield Chamber of Commerce during 2004.  Mr. Winfree is also a founding member and Director of the Families of the Wounded Fund, Inc., an organization dedicated to helping families of wounded soldiers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Expire in 2008 (Class B)

R. T. Avery, III, 57, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “starter-home” sector of the residential construction market.

William B. Chandler, 57, has been a director since 1998.  Mr. Chandler is a co-owner in two corporations: Manchester Industries, Inc., which converts board and paper into sheets from roll stock for the printing industries, and Plastex Fabricators, Inc., which is a fabricator of industrial and commercial plastics used for décor in the retail industry.  He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Vice President.  Mr. Chandler is President of Plastex Fabricators located in Charlotte, North Carolina.

R. Calvert Esleeck, Jr., 62, has been a director since 1998.  Mr. Esleeck is a practicing certified public accountant.  He is President of the Midlothian area firm of Murray & Esleeck, P.C.  He is licensed in Virginia and is a member of the American Institute of CPAs and the Virginia Society of CPAs. Mr. Esleeck is a combat veteran of the Vietnam War where he served as a Marine infantry officer. He also serves as President of the Families of the Wounded Fund, Inc., which provides assistance to the families of the wounded servicemen and women being treated at McGuire Veterans Hospital.

Incumbent Directors

Whose Terms Expire in 2009 (Class C)

Donald J. Balzer, Jr., 51, has been a director since 1998.  Mr. Balzer is Chairman of the Board of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. He is a Licensed Professional Engineer and served as President of Balzer & Associates, Inc. until his retirement in 2005. He currently serves as President of Cross Creek Development Corp.

Dean T. Patrick, 46, is a founder of the Bank and has been a director since 1998.  Mr. Patrick has been President of Patrick Construction for the past 25 years and a developer for 12 years. Mr. Patrick is also a licensed real estate broker and President of Ted Patrick Realty.

Michael L. Toalson, age 54, has been a director since 2004.  Mr. Toalson is Executive Vice President of the HomeBuilders Association of Virginia.  He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the organization’s 6,000 members.

Executive Officers Who Are Not Directors

Jack M. Robeson, 58, has served as Senior Vice President - Lending of the Bank since August 2001. Mr. Robeson served as Vice President for Bank of Essex from January 1996 to August 2001. Mr. Robeson has over 32 years of banking industry experience.

Raymond E. Sanders, 53, has served as Senior Vice President of the Company since its inception. He has served as Senior Vice President and Chief Operating Officer of the Bank since June 2004 and served as Vice President - Retail Banking from July 2002 to June 2004. Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001. He has over 30 years of experience in retail and mortgage banking.

C. Harril Whitehurst, Jr., 56, has served as Senior Vice President and Chief Financial Officer of the Company since its inception. He has served as Senior Vice President and Chief Financial Officer of the Bank since September 2003. Mr. Whitehurst served as a Director for RSM McGladrey from July 2000 to September 2003. Mr. Whitehurst has over 30 years experience in providing audit, accounting and business advice to financial institutions.

Dennis J. Falk, 48, has served as Senior Vice President - Commercial Banking of the Bank since April 2006.  Prior to that, Mr. Falk served as Senior Vice President for SunTrust Bank and was employed by SunTrust (and its predecessor bank in   the MidAtlantic region, Crestar Bank) for 14 years.  Mr. Falk has over 26 years of banking industry experience.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of February 1, 2007, unless otherwise noted, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by the executive officers named in the “Summary Compensation Table” below, by owners of more than 5% of shares of Common Stock known to the Company, and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

VILLAGE BANK AND TRUST FINANCIAL CORP.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors:
R. T. Avery, III (1)	71,481	2.78%
Donald J. Balzer, Jr. (2)	61,916	2.40%
Craig D. Bell (3)	69,012	2.67%
William B. Chandler (4)	64,711	2.51%
R. Calvert Esleeck, Jr. (5)	29,211	1.13%
Dean T. Patrick (6)	52,278	2.03%
Michael L. Toalson (7)	6,611	0.26%
George R. Whittemore (8)	27,911	1.08%
Thomas W. Winfree (9)	95,754	3.66%

Executive Officers:
Dennis J. Falk (10)	4,000	0.16%
Jack M. Robeson (11)	21,100	0.82%
Raymond E. Sanders (12)	25,300	0.98%
C. Harril Whitehurst, Jr. (13)	31,893	1.23%

Certain Beneficial Owners:
John S. Clark (14)	166,500	6.50%
1633 Broadway, 30th Floor
New York, NY 10019

Directors and executive officers	578,678	20.63%
as a group (13 persons)

(1)

Amount disclosed includes 2,500 shares of Common Stock owned by Mr. Avery; 5,200 shares of Common Stock in Mr. Avery’s Simplified Employee Pension Plan; 1,200 shares of Common Stock in Mr. Avery’s IRA account; 200 shares of Common Stock in Mr. Avery’s 401(k) account; 870 shares of Common Stock owned by Mr. Avery’s children; 48,900 shares of Common Stock owned by Mr. Avery’s spouse; options to acquire 10,111 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(2)

Amount disclosed includes 40,240 shares of Common Stock owned by Mr. Balzer; 2,265 shares of Common Stock in Mr. Balzer’s IRA account; 3,700 shares of Common Stock owned by DJB Family Ltd. Partnership; 200 shares of Common Stock owned by Mr. Balzer’s spouse; 2,900 shares of Common Stock owned by Mr. Balzer’s children; options to acquire 10,111 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(3)

Amount disclosed includes 41,100 shares of Common Stock owned by Mr. Bell; 8,200 shares of Common Stock in Mr. Bell’s IRA account; 1,000 shares owned by Mr. Bell’s father; 100 shares owned jointly with Mr. Bell’s brother; options to acquire 16,112 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(4)

Amount disclosed includes 45,600 shares of Common Stock owned by Mr. Chandler; 4,000 shares of Common Stock owned by Mr. Chandler’s children; options to acquire 10,111 shares of Common Stock; and warrants to acquire 5,000 shares of Common Stock.

(5)

Amount disclosed includes 4,900 shares of Common Stock owned by Mr. Esleeck; 190 shares of Common Stock in Mr. Esleeck’s Roth IRA account; 1,266 shares of Common Stock in Mr. Esleeck’s IRA account; 10,244 shares of Common Stock owned by Mr. Esleeck’s spouse and children; options to acquire 10,111 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(6)

Amount disclosed includes 15,690 shares of Common Stock owned by Mr. Patrick; 16,177 shares of Common Stock in Mr. Patrick’s IRA account; 1,800 shares of Common Stock owned by Mr. Patrick’s children and parents; options to acquire 16,111 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(7)	Amount disclosed includes 4,270 shares of Common Stock owned by Mr. Toalson; 730 shares of Common Stock in Mr. Toalson’s IRA account; and options to acquire 1,611 shares of Common Stock.
(8)

Amount disclosed includes 2,600 shares of Common Stock owned by Mr. Whittemore; 1,300 shares of Common Stock in Mr. Whittemore’s IRA account; 2,400 shares of Common Stock in Mr. Whittemore’s Simple IRA account; 9,000 shares of Common Stock owned by Mr. Whittemore’s spouse; options to acquire 10,111 shares of Common Stock; and warrants to acquire 2,500 shares of Common Stock.

(9)

Amount disclosed includes 43,240 shares of Common Stock owned by Mr. Winfree; 596 shares of Common Stock in Mr. Winfree’s IRA account; 768 shares of Common Stock in Mr. Winfree’s Roth IRA account; and options to acquire 51,150 shares of Common Stock.

(10)	Amount disclosed includes 1,000 shares of Common Stock owned by Mr. Falk and options to acquire 3,000 shares of Common Stock.
(11)	Amount disclosed includes options to acquire 21,100 shares of Common Stock.
(12)	Amount disclosed includes 200 shares of Common Stock owned by Mr. Sanders and options to acquire 25,100 shares of Common Stock.
(13)	Amount disclosed includes 4,793 shares of Common Stock owned by Mr. Whitehurst and options to acquire 27,100 shares of Common Stock.
(14)

In February 2007, the Company confirmed the following information directly with Mr. Clark: Mr. Clark beneficially owns 166,500 shares of Common Stock. Mr. Clark has sole voting and dispositive power with respect to 134,500 shares of Common Stock, which includes 12,000 shares of Common Stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of Common Stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company and the Bank or written representation that no other reports were required, the Company believes that, during fiscal year 2006, our directors and executive officers complied with all applicable Section 16(a) filing requirements, except that C. Harril Whitehurst, Jr., an executive officer, inadvertently filed a late report on Form 4 covering the exercise of common stock purchase warrants in May and June 2006; Jack M. Robeson, an executive officer, inadvertently filed a late report on Form 4 covering the disposition of common stock in December 2005; George R. Whittemore, a Director, inadvertently filed a late report on Form 4 covering the exercise of common

8

stock purchase warrants in May 2006; William B. Chandler, a Director, inadvertently filed two late reports on Form 4 covering the exercise of common stock purchase warrants in June and October 2006; R. T. Avery, III, a Director, inadvertently filed a late report on Form 4 covering the exercise of common stock purchase warrants in June 2006; Raymond E. Sanders, an executive officer, inadvertently filed a late report on Form 4 covering the exercise of common stock purchase warrants in May 2006; R. Calvert Esleeck, Jr., a Director, inadvertently filed a late report on Form 4 covering the purchase of common stock in August 2006; Michael L. Toalson, a Director, inadvertently filed a late report on Form 4 covering the purchase of common stock in August 2006; Dean T. Patrick, a Director, inadvertently filed two late reports on Form 4 covering the purchase of common stock in November 2006 and the exercise of common stock purchase warrants in June 2006.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 8 individuals of its 9 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): R. T. Avery, III, Donald J. Balzer, Jr., Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., Dean T. Patrick, Michael L. Toalson and George R. Whittemore. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

The Board of Directors considered the following relationship between the Company and one of its directors to determine whether such director was independent under NASDAQ’s listing standards:

•

Donald J. Balzer, Jr. is Chairman of the Board of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. Balzer & Associates is acting as the civil engineer on the construction of a new headquarters building for the Company. The Company estimates that it will pay Balzer & Associates approximately

$80,000 to provide civil engineering and landscape design services on this project, of which approximately $15,000 was paid in 2006.

There were no other relationships between the Company and its directors.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiaries, and a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and other principal financial officers. The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 13 meetings of the Company’s Board of Directors in 2006. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2006.

Committees of the Board

The Company has an Audit Committee and a Compensation Committee. The Company does not have a standing nominating committee.

Audit Committee

The Company’s Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is attached as Appendix A to this Proxy Statement.

The members of the Audit Committee are Messrs. Esleeck, Chandler and Toalson, all of whom the Board of Directors, in its business judgment, has determined are independent as defined by NASDAQ’s listing standards. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2006. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” later in this Proxy Statement.

Compensation Committee

The Company’s Compensation Committee assists the Board of Directors in fulfilling their responsibility to the shareholders to ensure that the Company's officers, key executives, and board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy. The Compensation Committee shall advise and recommend for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the charter is attached as Appendix B to this Proxy Statement.

The members of the Compensation Committee are Messrs. Avery, Chandler, Balzer, Bell and Whittemore, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.

The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers. In a highly competitive community banking marketplace, excellent leadership is essential. Our executive officers are expected to manage the business of the Company in a manner that promotes its growth and profitability for the benefit of our shareholders. To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions.
•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results.
•

Stock-based compensation should form a key component of total compensation as a means of linking senior management to the long term performance of the Company and aligning their interests with those of shareholders.

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance. Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation. The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals.

The Compensation Committee met eight times in 2006.

Director Nomination Process

The independent members of the Board of Directors perform the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board of Directors. The Board of Directors has adopted a resolution that provides that it will not nominate any person who has not been recommended for nomination by a majority of the independent directors.

In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board of Directors, the range of talents, experiences and skills that would best complement those that are already represented on the Board of Directors, the balance of management and independent directors and the need for specialized expertise. The Board of Directors considers candidates for Board membership suggested by its members and by management, and the Board of Directors will also consider candidates suggested informally by a shareholder of the Company.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Board of Directors considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the independent directors to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the Board of Directors under the Company's Bylaws. See “Proposals for 2008 Annual Meeting of Shareholders.”

Under the process used by the Company for selecting new board candidates, the President and Chief Executive Officer and the Board of Directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Chairman of the Board of Directors will initiate a search, working with staff support and seeking input from board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the Board of Directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and the Chairman of the Board of Directors interview prospective candidates. The Board of Directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

Director Compensation

Each member of the Board of Directors receives no fees for their service as Directors of the Company.

All of the directors of the Company serve as directors of the Bank. As compensation for his service to the Bank, each member of the Board of Directors receives fees as follows:

•	a retainer fee of $100 for each meeting of the Board ($150 for the Chairman of the Board,
•	an attendance fee of $200 for each meeting of the Board that he attends ($300 for the Chairman of the Board), and
•	an attendance fee of $100 for each meeting of a committee that he attends ($150 for the chairman of the committee).

Board members who are also officers do not receive any additional compensation above their regular salary for Board service or attending committee meetings.

During the year, all directors of the Company also served on the Board of Village Bank Mortgage Corporation and received $100 per meeting for attending such meetings.

In 2005, the Company adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the Board of Directors. Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the deferred amount at a rate established by the Board of Directors in its sole discretion prior to the beginning of each plan year.

The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2006:

Director Compensation

		Nonqualified
	Fees Earned	Deferred
	or Paid	Compensation
Name	in Cash	Earnings (1)	Total

R.T. Avery, III	$ 9,200	$ 962	$ 10,162
Donald J. Balzer, Jr.	7,400	836	8,236
Craig D. Bell	8,900	971	9,871
William B. Chandler	6,800	730	7,530
R. Calvert Esleeck, Jr.	6,850	816	7,666
Dean T. Patrick	6,900	-	6,900
Michael L. Toalson	7,000	320	7,320
George R. Whittemore	7,400	716	8,116

(1) Represents interest earned on deferred fees for the year ended
December 31, 2006.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors except one attended the 2006 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Village Bank and Trust Financial Corp., P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to the Company and the Bank. The Company did not make any stock awards to any of the named executive officers in 2006.

Summary Compensation Table

					Nonquali-
				Non-Equity	fied Deferred
				Incentive Plan	Compensation	All Other
Name and Principal			Option	Compensation	Earnings	Compensation
Position	Year	Salary ($)	Awards ($) (1)	($)	($) (2)	($) (3)	Total

Thomas W. Winfree	2006	$ 172,500	$ 30,951	$ 45,900	$ 21,936	$ 3,450	$ 274,737
President and Chief
Executive Officer

C. Harril Whitehurst, Jr.	2006	109,313	20,634	17,802	2,907	2,250	152,906
Senior Vice President/
Chief Financial Officer

Jack M. Robeson	2006	104,963	20,634	18,282	3,258	2,220	149,357
Senior Vice President
Lending

Raymond E. Sanders	2006	109,313	20,634	17,181	2,162	2,267	151,557
Senior Vice President/
Chief Operating Officer

Dennis J. Falk (4)	2006	90,000	22,287	11,948	-	600	124,835
Senior Vice President

(1) Amounts reflect the total compensation expense for awards and grants made. The annual expense of these awards and grants are based on recording the required expense over their vesting period of three years. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended
December 31, 2006 included in the Form 10-KSB filed with the SEC on March 22, 2007. After 2006, the Company will no longer make stock option awards; only restricted stock awards will be made.
(2) Amounts represent the Company's expense for the supplemental executive retirement plan.
(3) Amounts represent the Company’s expense for the matching contribution to the 401(k) plan.
(4) Mr. Falk's employment with the Company began in April 2006.

Messrs. Winfree and Whitehurst have employment agreements with the Company. Additional information on these employment agreements is described later in this Proxy Statement. Information on the components of executive compensation is set forth below.

Salary. A competitive salary for senior management is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of the Company is required. Proposed salary adjustments for senior management are presented to the Compensation Committee by Mr. Winfree, typically during the second quarter. The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor. Recommendations regarding adjustments to Mr. Winfree’s salary are reviewed and, if appropriate, approved by the Compensation Committee in executive session. Salaries for senior management in 2006 were generally deemed to be below the median of the Company’s peer group. At the recommendation of the Compensation Committee’s external compensation advisor, the Compensation Committee approved the proposed salary adjustments and will consider future increases to annual base salaries to bring senior base pay in line with targeted compensation levels and mix as defined in the Company’s executive compensation philosophy, which is described earlier in this Proxy Statement.

Stock-Based Compensation. Prior to 2007, the Compensation Committee awarded stock options to employees under the 2000 Incentive Plan, as amended and restated. These awards of stock options were at the sole discretion of the Board of Directors and were utilized to attract new employees as well as to reward existing employees for performance. Starting in 2007, the Compensation Committee intends to replace the use of stock options with time-vested and performance-vested restricted stock awards as it believes restricted stock is a more competitive form of compensation to retain and attract new employees.

In granting stock options in 2006, the Compensation Committee asked its external compensation advisor to propose a 2006 stock option grant for senior management. The Compensation Committee’s advisor recommended stock option grants for each executive based on the Company’s executive compensation philosophy statement described elsewhere in this Proxy Statement. In reviewing the compensation advisor’s recommendation for the 2006 stock option grants, the Compensation Committee also took into consideration historical grant practices and the pending conversion from stock option grants to more competitive awards of time-vested and performance-vested restricted stock and, therefore, the Compensation Committee reduced the option grant recommendations.

Information on the stock option awards in 2006 is provided in the following table:

Option Grants in 2006

		Percent of
	Number of	Total Options
	Securities	Granted to
	Underlying	Employees	Exercise Price	Expiration
Name	Options (#) (1)	in 2006	Per Share (2)	Date

Thomas W. Winfree	4,500	28%	$ 12.50	6/12/16

C. Harril Whitehurst, Jr.	3,000	18%	$ 12.50	6/12/16

Jack M. Robeson	3,000	18%	$ 12.50	6/12/16

Raymond E. Sanders	3,000	18%	$ 12.50	6/12/16

Dennis J. Falk	3,000	18%	$ 13.50	4/24/16

(1) These stock option grants vest evenly over a three year period from the date of grant.
(2) Stock options were granted at or above the fair market value of the shares of
Common Stock at the date of award.

Starting in 2007, the Compensation Committee has implemented a restricted stock award strategy that generally favors a mix (50% / 50%) of time-vested and performance-vested restricted stock awards, each of which vests over three-year periods. Time-vested stock awards will vest on each of three anniversary dates in 25%, 25% and 50% increments. Performance-vested stock awards will vest at the end of a three year performance period if the Company achieves targeted measures of return on equity and return on assets. Performance-share vesting can range from 0%, when all are forfeited, to 100%, when all are earned. The Compensation Committee has not implemented a leverage arrangement where the performance-vested shares can be leveraged beyond the original performance stock award. As with all components of pay, the Compensation Committee will consider future increases to each executive’s targeted annual long term grant value to bring total direct compensation levels in line with established compensation levels and mix as defined in the Company’s executive compensation philosophy.

Non-Equity Incentive Plan Compensation. We offer senior management an opportunity to receive an annual target non-equity incentive bonus of 15 to 20 percent of their year-end base salary, depending on the executive’s responsibilities. To determine an executive officer’s non-equity incentive, the Compensation Committee adopted the 2006 Management Incentive Plan (the “Plan”). Under the Plan, an executive officer can earn a bonus by achieving short-term financial and productivity goals established by the Compensation Committee. These goals are customized for each executive before the beginning of the Plan year to reflect a mix of corporate and individual initiatives and reflect a minimum, target and maximum amount of incentive. For example, Mr. Winfree’s targeted incentive awards under the Plan are weighted between corporate (70%) and individual (30%) goals. For others in senior management, the mix of corporate and individual weights is generally 60% / 40% or 50% / 50%, respectively, depending on the organizational responsibility of each executive. At a meeting of the Compensation Committee, usually in December, the Compensation Committee’s external compensation advisor recommends award targets and the award leverage schedule (minimum to maximum awards and their relationship to performance intervals), for the upcoming year.

For 2006, Mr. Winfree presented performance results for corporate and individual measures and corresponding proposed incentive amounts that were calculated in accordance with the award leverage schedule in the Plan. The Compensation Committee reviewed the performance of the Company and each executive’s performance against the Plan. At the request of the Compensation Committee, the external compensation advisor validated the award calculations prior to the Compensation Committee’s approval of the Plan award amounts. In general, the target award opportunities under the Plan were below comparative practices of our peer group. As with all components of pay, the Compensation Committee will consider future increases to each executive’s annual target incentive opportunity to bring total cash compensation in line with targeted compensation levels and mix as defined in the Company’s executive compensation philosophy.

Non-Qualified Deferred Compensation Plans. We believe that non-qualified deferred compensation plays an important role in retaining key executives, as well as helping them provide for retirement. The Compensation Committee retained an independent consultant to analyze the total retirement benefits provided by the Company and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment. Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees. Consequently, as a matter of “pension equity”, we have adopted a supplemental plan which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

For that reason, we provide a benefit for senior management, including each of the named executive officers. The Company provides a potential supplemental retirement plan benefit of $50,000 annually for 15 years to Mr. Winfree and a potential benefit of $25,000 annually for 15 years to Messrs. Whitehurst, Sanders, Robeson and Falk. Under the plan’s vesting schedule, Mr. Winfree has completed three years of a six year vesting schedule. Messrs. Whitehurst, Sanders, and Robeson have completed two years of a ten year vesting schedule. Mr. Falk has completed zero years of a ten year vesting schedule. In the event of a pre-retirement death, vesting is accelerated and the executive’s named beneficiary receives the benefit over the 15 year payout schedule. In the event of a post-retirement death, the executive’s named beneficiary receives any remaining benefit payments of the 15 year payout schedule. In the event of a termination of employment resulting from a change in control of the Company, vesting is accelerated and the benefit is paid under the 15 year payout schedule.

Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the named executive officers at December 31, 2006. There were no outstanding stock awards on that date.

Outstanding Equity Awards at Fiscal Year-end
Option Awards

	Number of Securities Underlying		Option	Option
	Unexercised Options (#)		Exercise	Expiration
Name	Exercisable	Unexercisable (1)	Price ($)	Date

Thomas W. Winfree	11,000		$ 8.50	9/18/11
	1,000		8.50	9/18/11
	5,000		8.80	8/19/12
	5,000		7.68	4/18/13
	10,000		12.50	7/16/14
	10,000		11.96	4/26/15
	4,650		13.00	12/20/15
		4,500	12.50	6/12/16
	46,650	4,500

C. Harril Whitehurst, Jr.	5,000		$ 9.24	9/15/13
	6,000		11.20	1/27/14
	5,000		12.50	7/16/14
	5,000		13.00	7/21/15
	3,100		13.00	12/20/15
		3,000	12.50	6/12/16
	24,100	3,000

Jack M. Robeson	6,000		$ 8.50	9/18/11
	1,000		8.20	8/18/13
	5,000		12.50	7/16/14
	3,000		13.00	7/21/15
	3,100		13.00	12/20/15
		3,000	12.50	6/12/16
	18,100	3,000

Raymond E. Sanders	5,000		$ 8.80	8/19/12
	4,000		8.20	8/18/13
	5,000		12.50	7/16/14
	5,000		13.00	7/21/15
	3,100		13.00	12/20/15
		3,000	12.50	6/12/16
	22,100	3,000

Dennis J. Falk		3,000	$ 13.50	4/24/16
_______________________________________ (1) Award is vested evenly over three years from date of grant.

Employment and Change-in-Control Agreements

Securing the continued service of key executives is essential to the successful future of the Company. Employment agreements and management continuity agreements (which help retain key executives during a possible change of control situation) assist the Company by providing security to key executives.

The Company has entered into employment agreements with Messrs. Winfree and Whitehurst. Mr. Winfree’s employment agreement was entered into May 1, 2001 with an initial term of three years. Under the agreement, Mr. Winfree agrees to perform the services and duties appropriate to his capacity as the Chief Executive Officer of the Company, responsible for all day-to-day operations. Annually, the Board of Directors reviews Mr. Winfree’s performance for the immediately preceding year and, after such review, may extend the employment agreement for an additional twelve months. Mr. Winfree’s current employment agreement covers the period from May 1, 2006 to April 30, 2009.

Mr. Whitehurst’s employment agreement was entered into September 9, 2003 with a term of one year. Under the agreement, Mr. Whitehurst agrees to perform the services and duties appropriate to his capacity as the Chief Financial Officer of the Company. Annually, the Board of Directors reviews Mr. Whitehurst’s performance for the immediately preceding year and, after such review, may extend the employment agreement for twelve months by an appropriate written instrument executed by Mr. Whitehurst and on behalf of the Company. If the employment agreement is not extended in writing before the end of its term or expressly terminated, it shall automatically renew for an additional term of twelve months. Mr. Whitehurst’s current employment agreement covers the period from September 1, 2006 to August 31, 2007.

Under the terms of both agreements, Messrs. Winfree and Whitehurst are entitled to severance payments equal to his respective salary for the balance of the term if he is terminated without “Cause” or if he terminates with “Good Reason”, each as defined in the respective agreement. In addition, for a period of six months, he will continue to receive benefits under all other employee benefit plans or programs in which he was participating prior to termination or, if continued participation is not possible, an equivalent value. At December 31, 2006, the value of Mr. Winfree’s and Whitehurst’s severance payments following termination without Cause or with Good Reason is $408,300 and $76,700, respectively.

The agreements also provide for termination benefits following a change in control of the Company. If Mr. Winfree’s employment is terminated for any reason other than for Cause during the term of the employment agreement and any renewal term following a change of control of the Company, he will be entitled to a severance payment in an amount equal to 2.99 times his salary and bonus received during the twelve months ending with the termination of the executive’s employment to be paid in equal monthly installments over the thirty-six months succeeding the date of termination. If Mr. Whitehurst’s employment is terminated for any reason other than for

Cause during the term of the employment agreement and any renewal term following a change of control of the Company, he will be entitled to a severance payment in an amount equal to 1.50 times his salary and bonus received during the twelve months ending with the termination of the executive’s employment to be paid in equal monthly installments over the eighteen months succeeding the date of termination. Additionally, for a period of 2.99 and 1.50 years, respectively, following termination or until such time that the executive has secured full time employment with another employer, Messrs. Winfree and Whitehurst are entitled to continued participation in all group, life, health, accident and disability insurance programs and other employee benefit plans that the executive was eligible to participate in prior to his date of termination. Had Mr. Winfree’s employment terminated on December 31, 2006 following a change of control of the Company, he would be entitled to approximately $653,000 (2.99 times his 2006 base salary and bonus, given that his agreement restricts payments that would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code) payable in equal monthly installments over 36 months. Had Mr. Whitehurst’s employment terminated on December 31, 2006 following a change of control of the Company, he would be entitled to approximately $191,000 (1.50 times his base salary and 2006 bonus) payable in equal monthly installments over 18 months.

Additionally, Messrs. Sanders, Robeson and Falk have entered into change of control agreements that provide for termination benefits following a change in control of the Company. Messrs. Sanders’, Robeson’s and Falk’s agreements state that, if within one year after a change in control of the Company, the executive resigns after a reduction in salary or the Company terminates the executive without Cause, the executive will receive one year’s salary, payable in monthly installments over twelve months or in a single lump sum. Accordingly, Messrs. Sanders’, Robeson’s and Falk’s termination benefit following a change in control of the Company and a termination under the above circumstances is $115,000, $110,000, $120,000, respectively, as of December 31, 2006.

Equity Compensation Plans

The following table sets forth information as of December 31, 2006, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

			Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	Be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans (1)

Equity Compensation Plans
Approved by Shareholders:

2000 Incentive Plan, as (2)	251,910	$ 10.22	203,090
amended and restated

Organizational Investors
Warrant Plan	140,000	$ 10.00	-

Equity Compensation Plans
Not Approved by
Shareholders: (3)	-	$ -	-

	391,910	$ 10.14	203,090

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The 2000 Incentive Plan, amended and restated by the shareholders in May 2006, permits grants of stock options and awards of Common Stock and/or restricted stock, phantom stock or stock appreciation rights.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.

Transactions with Management

Some of the directors and officers of the Company are customers of the Company, and the Company has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. All outstanding loans to such officers and directors and their associates are current as to principal and interest. None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems. As of December 31, 2006, all loans to directors, executive officers and their affiliates totaled approximately $4,252,000 or approximately 17% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed, subject to shareholder approval, the firm of BDO Seidman, LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. BDO Seidman, LLP audited the financial statements of the Company for the year ended December 31, 2006. A majority of the votes cast at the meeting by holders of the Common Stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $78,200 for 2006 and $58,600 for 2005.

Audit Related Fees

There were no fees billed by BDO Seidman, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2006 and 2005.

Tax Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2006 were $1,260. The fees for fiscal year ended December 31, 2005 were $2,650.

All Other Fees

There were no fees billed by BDO Seidman, LLP for any other services rendered to the Company or the Bank for the fiscal years ended December 31, 2006 and December 31, 2005.

Audit Committee Report

The Audit Committee is composed of three directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of the Company’s consolidated financial statements; and
•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements; and
•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2006 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO Seidman, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with BDO Seidman LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with BDO Seidman LLP the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO Seidman LLP and its review of the representations of management and the report of BDO Seidman LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members

R. Calvert Esleeck, Jr., Chairman

William B. Chandler

Michael L. Toalson

Midlothian, Virginia

March 19, 2007

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2008

ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2008 Annual Meeting of Shareholders must cause such proposal to be received, in proper form, at the Company’s corporate office at 1231 Alverser Drive, Midlothian, Virginia, 23113, no later than December 22, 2007 in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company presently anticipates holding the 2008 Annual Meeting of Shareholders on Tuesday, May 28, 2008.

The Company’s Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at or to bring other business before the 2008 Annual Meeting of Shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2008 annual meeting. The notice must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of May 28, 2008 for the Annual Meeting of Shareholders, the Company must receive any notice of nomination or other business no later than March 29, 2008 and no earlier than February 28, 2008.

OTHER MATTERS

THE COMPANY’S 2006 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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APPENDIX A

VILLAGE BANK AND TRUST FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

Purpose - The Audit Committee (the “Committee”) shall assist the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, and oversight of the independent accountants of the Company, (3) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Company’s internal audit staff, and (5) compliance with applicable legal, ethical, and regulatory requirements. In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Committee, the Board of Directors, Management, the internal auditor, the compliance officer and the independent accountants. The Committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter.

Membership - The Committee shall consist of at least three Directors. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. (the “NASDAQ”) and the U. S. Securities and Exchange Commission (the “SEC”). In particular, each Committee member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors shall appoint members annually, with one of the members appointed by the Committee as Committee Chair. It is the responsibility of the Chairman to schedule and preside at all meetings of the Committee and to ensure the Committee has a written agenda for its meetings.

Meetings and Reports - The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee is to meet in separate executive sessions with Management, its independent accountants, its internal auditor, and the compliance officer at least once each year and at other times when considered appropriate to fulfill its responsibilities.

The Committee shall report regularly to the Board of Directors any material issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent accountant or the performance of the internal audit function. In addition, the Committee shall annually report to the Board of Directors its conclusions with respect to the performance and independence of the Company’s independent accountant.

Authority - In discharging its oversight role, the Committee is empowered to investigate any matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of Management and relevant information. The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and other services, and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities and Duties - The Committee shall review and assess annually the Committee’s formal charter and recommend to the Board of Directors any needed revisions thereto. In performing its oversight responsibilities, the Committee shall:

Independent Accountants

1.

Be directly responsible for the appointment, compensation, and oversight of the work of the independent accountants, for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2.

Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for permissible non-audit services that are subsequently approved by the Committee. (The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals.)

3.

Receive a formal written report and other periodic information from the independent accountants regarding the independence of the independent accountants, discuss such information with the independent accountants, and take appropriate actions to satisfy itself of the independent accountants’ independence.

4.	Review the scope and approach of the annual audit with the independent accountants.
5.	Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with Management. The independent accountants are responsible to the Committee and, ultimately, to the Board of Directors.
6.

Obtain and review at least annually a report by the independent accountant describing the independent accountant’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the independent accountant.

Financial Statement and Disclosure Matters

7.	Ensure that the independent accountants review the Company’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q.
8.

Advise Management, based upon its review and discussion, whether anything has come to the Committee’s attention that causes it to believe that the audited financial statements included in the Company’s Annual Report on Form 10-K contain an untrue statement of material fact or omit the statement of a necessary material fact.

9.	Provide a report for inclusion in the Company’s proxy statement or other SEC filings required by applicable laws and regulations and stating among other things whether the Committee has:
•	Reviewed and discussed the audited financial statements with Management.
•	Discussed with the independent accountants the matters required to be discussed by Auditing Standards No. 61 (Communication with Audit Committees).
•

Received disclosures from the independent accountants regarding their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the accountants their independence.

•	Recommend to the Board of Directors that the audited financial statements be included in the Form 10-K.
10.	Review with the independent accountants at the completion of the annual audit:
•	The Company’s annual financial statements and related footnotes.
•	The independent accountants’ audit of the financial statements in their report.
•	Any significant changes required in the independent accountants’ audit plan.
•	Any disputes with Management or other problems or difficulties encountered during the audit.
•	Other matters related to conduct that should be communicated to the Committee under generally accepted auditing standards.
11.	Review and discuss with Management and the independent accountants:
•	Significant accounting principles, financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.
•	All critical accounting practices and practices to be used.

•

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

•	Other material written communications between the independent accountants and Management, such as any management letter or schedule of unadjusted differences.
12.	Resolve, as it deems appropriate, all disagreements between Management and the independent accountant.
13.

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Company’s internal controls.

14.	Discuss with Management and the independent accountant the types of information to be disclosed and the type of presentation to be made in earnings press releases.
15.	Review with Management any comment letters received by Management from the NASDAQ or the SEC concerning any filings by the Company.

Internal Audit and Compliance

16.

Evaluate the internal audit and compliance role, activities, organizational structure, and the annual internal audit and compliance plans with the appropriate focus on risk assessment and risk management.

17.	Consider and review with Management:
•	Significant findings and Management’s response, including the timetable for implementation to correct weaknesses.
•	Any difficulties encountered in the course of internal audits and compliance reviews such as restrictions on the scope of work or access to information.
•	Any changes required in the planned scope of audits and compliance reviews.
•	The evaluation of the audit and compliance staff.

Internal Controls and Risk Assessment

18.	Review and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Company.
19.	Assess the effectiveness of or weaknesses in the Company’s internal controls, including the status and adequacy of information systems and security.
20.

Review any related significant findings and recommendations of the independent accountants, the internal auditor and the compliance officer together with Management’s responses, including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

21.

Discuss with Management, the internal auditor, the compliance officer and the Company’s independent accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Compliance with Laws and Regulations

22.	Ascertain whether the Company has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.
23.	Review with the Company’s counsel and others, as necessary, any legal, tax, or regulatory matters that may have a material impact on the Company’s operations and the financial statements.

Code of Ethical Conduct

24.	Review and monitor, as appropriate, with the independent accountants the administration of and compliance with the Foreign Corrupt Practices Act.
25.	Periodically review the Company’s Code of Conduct to ensure Management has established a system to enforce the Code.
26.

Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by the employees of the Company of concerns regarding questionable accounting or auditing practices.

Annual Review

27.

Conduct an annual performance evaluation of the Committee, including, without limitation, an evaluation of the fulfillment of its responsibilities under this charter and applicable laws and regulations.

The Committee relies on the expertise and knowledge of Management, the internal auditor, the compliance officer, and the independent accountants in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The independent accountants are responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to ensure compliance with laws and regulations of the Company’s internal policies, procedures and controls.

Approved by the Board of Directors on April 27, 2004.

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APPENDIX B

VILLAGE BANK AND TRUST FINANCIAL CORP.

COMPENSATION COMMITTEE CHARTER

Organization - The board of directors shall have a compensation committee composed of three or more outside directors who are independent of the management of the corporation, not employed by the organization, and are free of any relationship that would interfere with their exercise of independent judgment as a committee member.

Statement of Policy - The compensation committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community to ensure that the company's officers, key executives, and board members are compensated in accordance with the company's total compensation objectives and executive compensation policy. The committee shall advise and recommend for approval, compensation policies, strategies, and pay levels necessary to support organizational objectives.

The compensation committee shall maintain free and open means of communication between the board of directors, the independent consultants, the internal human resources professionals, and the chief executive officer of the corporation.

Responsibilities - The compensation committee's policies should remain flexible to react to changing conditions and to ensure the board of directors and shareholders that the achievement of the overall goals and objectives of the corporation can be supported by adopting an appropriate executive compensation policy and implementing it through an effective total compensation program.

The compensation committee shall:

•

Assist the organization with defining an executive total compensation policy that (1) supports the organization's overall business strategy and objectives, (2) attracts and retains key executives, (3) links total compensation with business objectives and organizational performance in good and bad times, and (4) provides competitive total compensation opportunities at a reasonable cost while enhancing shareholder value creation.

•

Act on behalf of the board of directors in setting executive compensation policy, administering compensation plans approved by the board of directors and shareholders, and making decisions or developing recommendations for the board of directors with respect to the compensation of company executives.

•

Review and recommend to the full board of directors for approval the annual base salary levels, annual incentive opportunity levels, long-term incentive opportunity levels, executive perquisites, employment agreements (if and when appropriate), change in control provisions/agreements (if and when appropriate), benefits, and supplemental benefits of the chief executive officer, named executive officers as required under securities law, and other key executives of the organization as determined by the committee.

•	Evaluate annually chief executive officer and other key executives' compensation levels and payouts against (1) pre-established performance goals and objectives, and (2) an appropriate peer group.
•	Review and comment on the corporation's strategic and financial plans to determine their relationship to the compensation program.
•	Review and assess performance target goals established before start of the plan year and determine when performance goals have been achieved at the end of the plan year.
•	Administer the compensation program for the chief executive officer, named executive officers, and other key executives and ensure consistency with executive compensation policy.
•

Review and recommend for approval new short- and long-term incentive plans to the board of directors that (1) are consistent with executive compensation policy, and (2) monitor the appropriateness of payouts under alternative business scenarios.

•

Review the retirement plans of the organization and determine any differences between plan objectives, needs, and current benefit levels, approve any amendments, and review the results of the retirement plan investments for compliance with organization policies, tax law, Employee Retirement Income Security Act of 1974

•

Review the group health care benefits provided against benefits provided by other organizations in the same industry, and evaluate the sharing of risk and funding for any self-administered benefits plans as well as the cost and effectiveness of plan administration.

•	Select independent compensation consultants to advise the compensation committee, when appropriate, while working with management and for the company
•	Review the management succession program. If succession responsibility is delegated to another committee, the compensation committee should coordinate closely with that committee.

•

Delegate responsibility for determining outside directors' pay components (retainers, fees, long term incentive plans, benefits, and perquisites) to another committee due to potential conflict of interest.

•	Keep abreast of current developments in executive compensation outside the company.

The compensation committee must distinguish its oversight responsibility from involvement in the company's day-to-day management and the conduct of any independent compensation reviews. The committee must not be considered an adversary of management, rather it is part of the corporation's governance and oversight process.

The committee must work with management in accordance with its charter to demonstrate a clear relationship of pay levels to organization performance and returns to shareholders. The compensation committee will always be mindful of the fact that compensation structures not properly aligned with organizational objectives become a barrier to the organization's effectiveness in delivering sustainable returns to shareholders.

[FORM OF PROXY]

REVOCABLE PROXY

VILLAGE BANK AND TRUST FINANCIAL CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEEING OF SHAREHOLDERS MAY 22, 2007		1. To elect as directors the three persons listed as nominees below	For	With-hold	For All Except
			☐	☐	☐

The undersigned hereby appoints William B. Chandler and Michael L. Toalson, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”), to be held on Tuesday, May 22, 2007 at 6:00 p.m. at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

For terms expiring in 2010 (Class A)
Craig D. Bell George R. Whittemore Thomas W. Winfree

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		2. To ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007.	For	Against	Abstain
			☐	☐	☐
Please be sure to sign and date this Proxy in the box below.	Date	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

Mark here if you plan to attend the meeting      ☐

Shareholder sign above—Co-holder (if any) sign above

é			Detach above card, sign, date and mail in postage paid envelope provided.		é

VILLAGE BANK AND TRUST FINANCIAL CORP.

If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

IF YOR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.